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                                                                Exhibit 10.21(e)


[EQUITABLE RESOURCES LOGO]


                      DIRECTORS' DEFERRED COMPENSATION PLAN
                 2000 ENROLLMENT AND DISTRIBUTION ELECTION FORM

PERSONAL INFORMATION

Name:     Phyllis A. Domm                 SS #:     ###-##-####
        -------------------------------           ---------------
Address:  850 Coachway
        -------------------------------
          Annapolis, MD  21401
        -------------------------------


DEFERRAL ELECTION

In accordance with the Equitable Resources, Inc. Directors' Deferred Compensation Plan, I hereby elect to defer:
              a.    100% of retainer
                   ------
              b.    100% of board meeting fees
                   ------
              c.    100% of committee meeting fees
                   ------


INVESTMENT ELECTION

I request that my deferrals in the Equitable Resources, Inc. Directors' Deferred Compensation Plan be credited as follows:

       Equitable Resources Common Stock
                                                                 -------
       Putnam International Growth
                                                                 -------
       Putnam Voyager Fund
                                                                 -------
       Putnam Fund for Growth & Income
                                                                 -------
       George Putnam Fund
                                                                 -------
       Putnam Stable Value Fund                                   100%
                                                                 -------
       Putnam Income Fund
                                                                 -------
       Putnam Asset Alloc. Growth Fund
                                                                 -------
       Putnam Asset Alloc. Balanced Fund
                                                                 -------
       Putnam Asset Alloc. Conservative Fund
                                                                 -------
       Total (must equal 100%)                                    100%
                                                                 -------


DISTRIBUTION OPTIONS

1.   PHANTOM STOCK ACCOUNT
     Post-Service Distribution: I understand that the Plan provides that I will receive a one-time distribution from the Plan following termination of my services on the Board of Directors of Equitable Resources unless I elect another alternative. Any such election or change in a prior election must be made at least one year before service as a Director actually ends. I also understand that changes in tax regulations, or their interpretation, could result in Plan changes which would eliminate my right to later file a change of election. In that context, an election now is optional but I may not later have an opportunity to make an election.

     Optional - I elect that amounts credited to my Account under the Plan be distributed to me:

                    [ ] in a single distribution, or
                    [X] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.


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2.   DEFERRAL ACCOUNT

     A. Post-Service Distribution: I understand that the Plan provides that I will receive a lump sum payment from the Plan following termination of my services on the Board of Directors of Equitable Resources unless I elect another alternative. Any such election or change in a prior election must be made at least one year before service as a Director actually ends. I also understand that changes in tax regulations, or their interpretation, could result in Plan changes which would eliminate my right to later file a change of election. In that context, an election now is optional but I may not later have an opportunity to make an election.

         Optional - I elect that amounts credited to my Account under the Plan be paid to me:

                    [ ] in a lump sum, or
                    [X] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.

         or

     B. In-Service Distribution: I want an In-Service Distribution to commence distribution of amounts credited to my account under the Plan as of January, ______ (must be later than 2001), provided such date occurs before by termination of service. I elect that amounts credited to my Account under the Plan be paid to me:

                    [ ] in a lump sum, or
                    [ ] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.

ACKNOWLEDGMENT:
I hereby acknowledge that my election to defer Compensation under the Plan is irrevocable with respect to amounts which are deferred under the Plan.



            SIGNATURE

      /s/ Phyllis A. Domm                                  11/30/99
-----------------------------------              -------------------------------
Signed Phyllis A. Domm                           Date


Received by the Corporate Secretary on:      December 2         ,  1999
                                       -------------------------  ------

By: /s/ Jean F. Marks
   -------------------------------------------------------
Jean F. Marks